Exhibit 10.1

DATE:	18 January 2024

SHARE PURCHASE DEED

Between THE SELLERS and THE BUYER
CMS Cameron McKenna Nabarro Olswang LLP Cannon Place 78 Cannon Street London EC4N 6AF T +44 20 7367 3000 F +44 20 7367 2000 cms.law

  TABLE OF CONTENTS

1.	Interpretation	1

2.	Sale and purchase	3

3.	Warranties	3

4.	Purchase Price	5

5.	Completion	6

6.	Post-Completion	6

7.	Confidentiality	7

8.	Further assurance	7

9.	Assignment and other dealings	8

10.	Entire agreement	8

11.	Variation, waiver and rights and remedies	8

12.	Notices	9

13.	Severance	9

14.	Third party rights	9

15.	Counterparts	9

16.	Governing law and jurisdiction	10

Schedule 1 THE SELLERS		1

Schedule 2 PROPORTIONS IN WHICH THE SALE SHARES ARE TO BE PURCHASED		1

THIS DEED is made on	18 January	2024

PARTIES

(1)	The persons whose names and addresses are set out in Schedule 1 (each a “Seller” and together the “Sellers”); and

(2)	ATAI LIFE SCIENCES N.V., a company incorporated in the Netherlands with company number 80299776, whose registered office is at Wallstraße 16, 10179 Berlin, Germany (the “Buyer”).

RECITALS

(A)	The Sellers have agreed to sell, and the Buyer has agreed to buy, the Sale Shares subject to the terms and conditions of this Deed.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1	The definitions and rules of interpretation in this clause 1 apply in this Deed.

“Articles”: the Company’s articles of association adopted on or around the date hereof and as amended from time to time;

“Business Day”: means any day other than a Saturday, Sunday or public holiday in the City of London, Berlin, Germany and the United States of America;

“Company”: Beckley Psytech Limited, a company incorporated and registered in England and Wales with company number 11496099, whose registered office is at Beckley Park, Beckley, Oxford, England, OX3 9SY;

“Completion”: completion of the sale and purchase of the Sale Shares in accordance with this Deed;

“Completion Date”: the date of this Deed;

“Encumbrance”: any interest or equity of any person (including any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, covenant, lien, assignment, hypothecation, security interest, title retention, other security agreement or arrangement, lease, trust, claim, restriction, reservation, order, decree, judgment, title defect (including retention of title claim), conflicting claim of ownership or any other encumbrance of any nature whatsoever (where or not eprfectd other than liens arising by operation of law) and any agreement to create any of the foregoing;

“Governmental Entity”:

(a)
any national, federal, state, county, municipal, local, or foreign government or any entity exercising executive, legislative, judicial, regulatory, taxing, or administrative functions of or pertaining to government;

(b)	any public international organisation;

(c)	any agency, division, bureau, department, or other political subdivision of any government, entity, or organisation described in the foregoing subparagraphs (a) or (b);

(d)
any company, business, enterprise, or other entity owned, in whole or in part, or controlled by any government, entity, organisation, or other person described in the foregoing subparagraphs (a), (b) or (c); or

(e)	any political party;

“Group Companies” means the Company and each and any of its subsidiaries from time to time;

“Purchase Price”: means the consideration for the sale of the Sale Shares as set out in clause 4;

“Sale Shares”: means the total of 11,153,246 Shares registered in the names of the Sellers (as set out in Schedule 2) to be purchased by the Buyer at a price of US $0.8966 per share for an aggregate consideration of US $10,000,000.37 pursuant to clause 2.1, all of which have been issued and are fully paid (and any reference to a Seller’s Sale Shares is to the Sale Shares owned by that Seller as set out in column (2) of the table set out in  Schedule 2); and

“Shares” means any issued shares in the capital of the Company from time to time.

1.2	References to clauses and Schedules are to the clauses of and Schedules to this Deed and references to paragraphs are to paragraphs of the relevant Schedule.

1.3	The Schedules form part of this Deed and shall have effect as if set out in full in the body of this Deed. Any reference to this Deed includes the Schedules.

1.4	Headings are for convenience only and do not affect the construction of this Deed.

1.5	Words in the singular include the plural and vice versa and references to one gender include any other gender.

1.6	The expression “person” means any natural person, company, partnership, joint venture or association or any other entity, whether or not it has a legal personality.

1.7
This Deed shall be binding on and enure to the benefit of, the parties to this Deed and their respective successors, personal representatives and permitted assigns, and references to a “party” shall include that party’s successors, personal representatives and permitted assigns.

1.8	A reference to a “company” shall include any company, corporation or other body corporate, wherever and however incorporated or established.

1.9	Unless expressly provided otherwise in this Deed, a reference to “writing” or “written” excludes fax but not email.

1.10	References to the “Sellers” shall be interpreted as references to each of the Sellers as the context of this Deed may require.

1.11
Any words following the terms “including”, “include”, “in particular”, “for example” or any similar expression shall be interpreted as illustrative and shall not limit the sense of the words preceding those terms.

1.12	Unless expressly provided otherwise in this Deed, a reference to legislation or a legislative provision:

(a)
is a reference to it as amended, extended or re-enacted from time to time provided that, as between the parties, no such amendment, extension or re-enactment made after the date of this Deed shall apply for the purposes of this Deed to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party; and

(b)	shall include all subordinate legislation from time to time under that legislation or legislative provision.

2.	SALE AND PURCHASE

2.1	Subject to the terms of this Deed, each Seller shall sell to the Buyer its Sale Shares and the Buyer shall purchase the Sale Shares.

2.2
To the extent that it is within its power to do so, each Seller severally undertakes to waive, or to procure the waiver of, all pre-emption and similar rights over its Sale Shares or any of them to which it or any person may be entitled under the Articles or otherwise prior to or in consequence of the sale or transfer of the relevant Sale Shares from the Sellers to the Buyer.

3.	WARRANTIES

3.1
Each Seller severally warrants to the Buyer (in respect only of such Seller and/or such Seller’s Sale Share (as applicable) that each of the following warranties (together the “Warranties” and each a “Warranty”) is true, accurate and not misleading as at the Completion Date and acknowledges that the Buyer is entering into this Deed in reliance on the Warranties:

(a)	its Sale Shares are fully paid up;

(b)	the Seller has the right to sell its Sale Shares on the terms of this Deed;

(c)
its Sale Shares will be sold free from all Encumbrances and with all rights attaching to them at Completion, including the right to receive all dividends and other distributions declared, made or paid after Completion (and there is no agreement or commitment to give or create such an Encumbrance, and no person has claimed to be entitled to such an Encumbrance);

(d)	the Seller is the sole legal and beneficial owner of the Sale Shares;

(e)	full legal and beneficial ownership of its Sale Shares will be transferred to the Buyer at Completion in accordance with clause 5;

(f)
the Seller has all necessary capacity, power and authority to enter into and perform the Seller’s obligations under this Deed and all agreements and documents to be executed or signed by or on behalf of the Seller pursuant to this Deed;

(g)
this Deed, and all agreements and documents to be executed or signed by or on behalf of the Seller pursuant to this Deed, constitute, or will when executed or signed constitute, binding and enforceable obligations on the Seller in accordance with their respective terms;

(h)
the execution and delivery by the Seller of this Deed and the documents referred to in it, and compliance with their respective terms shall not breach or constitute a default under any agreement or instrument to which the Seller is a party or by which the Seller is bound, or of any order, judgement, decree or other restriction applicable to the Seller;

(i)
no person has any right to call for the transfer of or otherwise acquire its Sale Shares and, so far as the Seller is aware, no claims of any kind have been made by any person to be entitled to its Sale Shares;

(j)	the Seller:

(i)	is a sophisticated individual familiar with transactions similar to those contemplated by this Deed;

(ii)	has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of its Sale Shares;

(iii)
has independently and without reliance upon the Buyer or the Company, and based on such information and the advice (and in particular tax advice) of such advisers as the Seller has deemed appropriate, made its own analysis and decision to enter into this Deed;

(k)
subject to Clause 3.4 below, to the extent a Seller has received any investment advice or deal arrangement services regarding the sale of its Sale Shares, or has been invited or induced to sell its Sale Shares by a party, any such investment advice or deal arrangement services has been received from a person authorised by the Financial Conduct Authority to provide investment advice or to arrange deals in investments (respectively) and any such invitation or inducement has been issued by a person authorised by the Financial Conduct Authority;

(l)	there are no:

(i)	outstanding judgments applicable to the Seller;

(ii)	proceedings pending or, to the knowledge of the Seller, threatened against any them; or

(iii)	investigations by any Governmental Entity that are pending or, to the knowledge of the Seller, threatened against any them,

that, in each case, would be reasonably expected to:

(A)	materially impair the ability of the Seller to perform its obligations under this Deed, or

(B)	have any adverse effect on the consummation by the Seller of the transactions contemplated by this Deed.

3.2
Each Seller acknowledges that: (i) neither the Buyer nor any of its affiliates, nor any of their respective officers, directors, employees, consultants or professional advisers, nor (ii) the Company nor any of its affiliates, any of their respective officers, directors, employees, consultants or professional advisers ((i) and (ii) together, the “Company Parties”) are acting as a fiduciary or financial adviser or investment adviser to such Seller, or has offered deal arrangement services, and has not given such Seller any investment advice, opinion, recommendation or other information on whether the sale of such Seller’s Sale Shares is prudent.

3.3
Each Seller acknowledges that it is aware that this Deed and any other communication in connection with the subject matter of this Deed has not been approved by a person authorised under the Financial Services and Markets Act 2000 (“FSMA”) for the purposes of section 21 of FSMA and that this Deed and any such communication is directed only at:

(a)
persons with professional experience in matters relating to investments of the relevant type as described in article 19 of the Financial Services and Markets Act 2000 (Financial Promotions) Order 2005, as amended from time to time (the “Financial Promotion Order”); or

(b)	persons of the kind described in article 49(2) of the Financial Promotion Order; or

(c)	certified high net worth individuals, and certified and self-certified sophisticated investors as described in articles 48, 50 and 50A respectively of the Financial Promotion Order; or

(d)	persons to whom this Deed and any other communication in connection with the subject matter of this Deed may otherwise lawfully be communicated,

and it confirms that it falls within one of the categories set out above

3.4	Each Seller acknowledges that:

(a)	if it wishes to be advised on the terms of the sale or purchase of its Sale Shares or otherwise then it must seek its own advice, and in particular tax advice, from a suitably qualified professional;

(b)
the Company and/or the Buyer currently may have, and later may come into possession of, information with respect to the Company that is not known to such Seller and that may be material to a decision to sell its Sale Shares (“Excluded Information”);

(c)	each Seller has determined to sell its Sale Shares notwithstanding their lack of knowledge of the Excluded Information;

(d)
none of the Company Parties shall have any liability to any Seller, and each Seller hereby irrevocably waives and releases any and all claims that it might have against any of the Company Parties, respectively, whether under applicable securities laws or otherwise, with respect to the non-disclosure of such Excluded Information in connection with the sale of its Sale Shares and the transactions contemplated by this Deed;

(e)	the price for its Sale Shares may increase in the future and the Seller will not receive any further consideration, proceeds or otherwise, other than its proportion of the Purchase Price;

(f)
the Company Parties have not made any representations or warranties in connection with the sale of the Sale Shares and the Seller is not relying on any Company Party in making its decision to sell; and

(g)
it has received all the information they consider necessary or appropriate for deciding whether to enter into this Deed and have had an opportunity to ask questions and receive full answers from the Company concerning, among other things, its financial condition, its management, its prior activities and any other information which they considers relevant or appropriate.

3.5	Each Seller acknowledges that the Company Parties are relying on the accuracy and truth of the foregoing provisions of this Clause 2.

4.	PURCHASE PRICE

The total consideration for the sale of the Sale Shares is the Purchase Price, which shall be paid by the Buyer in cash at Completion in accordance with clause 5.1(c).

5.	COMPLETION

5.1	Completion shall take place on the Completion Date. At Completion,

(a)	each Seller shall deliver or make available to the Buyer:

(i)	a duly executed stock transfer forms in favour of the Buyer, transferring legal and beneficial title to the relevant Sale Shares to the Buyer; and

(ii)	the share certificate(s) representing the relevant Sale Shares, or an indemnity for any missing share certificates, duly executed as a deed;

(b)
each Seller who is an employee of a Group Company shall deliver to the Company, a deed of indemnity in favour of the relevant Group Company in respect of any income tax or National insurance contributions (or their equivalent in any other jurisdiction) for which a Group Company is liable to account as a result of or in connection with: (x) the acquisition, holding or disposal by the Secondary Seller of the Secondary Sale Shares; (y) any other taxable event with respect to the Secondary Sale Shares occurring whilst they are held by the Secondary Seller, on or before the Secondary Completion Date; and (z) failure or delay of the Secondary Seller in reimbursing any amount in connection with any of the circumstances described in the foregoing limbs (x) or (y); and

(c)
subject to the Sellers complying with their obligations under Clause 5.1 above, the Buyer shall pay the Purchase Price (in the proportions set out in Column (3) of the table set out in Schedule 2) by electronic transfer of immediately available funds to each Seller to the bank account details provided by such Seller to the Buyer in writing at least two (2) Business Days prior to Completion (or such date as agreed between the Buyer and such Seller). Payment in accordance with this clause shall be a good and valid discharge of the Buyer’s obligation to pay the Purchase Price.

6.	POST-COMPLETION

6.1
For so long after Completion as each Seller remains the registered holder of its Sale Shares, such Seller shall hold such Sale Shares registered in their name and all dividends accrued or to accrue on them pending registration of their transfer to the Buyer on trust for the Buyer and will pay and deal with them and dividends on them as the Buyer may direct.

6.2
Each Seller shall, at their own cost and expense, execute all such documents and deeds and do all such acts and things as the Buyer may from time to time reasonably require to transfer to the Buyer the legal and beneficial ownership free from all Encumbrances of such Seller’s Sale Shares.

6.3
Upon Completion, to secure the Buyer’s interests and the Seller’s obligations under this Deed and pending the registration of the transfer to the Buyer of the relevant Sale Shares, each Seller hereby irrevocably appoints the Buyer as their attorney until such time as the name of that Buyer is entered in the register of members of the Company as the owner of that Seller’s Sale Shares, with power on the Seller’s behalf to execute and deliver all deeds and documents and to do all acts and things and exercise all rights which the Buyer would be entitled to execute, deliver, do and exercise if the Buyer was registered as the holder of its Sale Shares, including without limitation to:

(a)	attend, participate and vote its Sale Shares at general meetings or class meetings of the Company (or any adjournment of any such meeting);

(b)
receive or accept service of or agree to waive all or any notices or to agree to accept short notice for and to attend and vote and demand and vote on a poll or otherwise at and to execute any form of proxy in respect of all or any meetings or class meetings of the holders of shares or securities in the Company;

(c)	execute any consent to short notice or written resolution capable of being executed by a shareholder of the Company;

(d)	receive or direct any and all dividends declared or distributions made in respect of its Sale Shares on or after Completion; and

(e)
transfer and deal with its Sale Shares rights, powers, privileges, benefits and entitlements and execute such documents under hand or as a deed and do such acts and things as the Buyer shall from time to time think fit in all respects as if the Buyer was the absolute legal and beneficial owner of its Sale Shares.

6.4	Each Seller agrees and undertakes to ratify everything done by the Buyer as its attorney in pursuance of the power of attorney contained in Clause 6.3.

6.5	Each Seller undertakes:

(a)	not to exercise any power conferred on the Buyer by the power of attorney included in clause 6.3 without the Buyer’s consent;

(b)	to promptly notify the Buyer of anything received by the Seller in its capacity as the registered holder of its Sale Shares and promptly deliver the same to the Buyer;

(c)	to ratify and confirm whatever the Buyer does or purports to do in good faith in exercising the powers conferred by the power of attorney in clause 6.3; and

(d)
to indemnify the Buyer against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith pursuant to power of attorney in clause 6.3 (including any costs incurred in enforcing this indemnity).

7.	CONFIDENTIALITY

7.1
Except to the extent that disclosure is required (i) by law, (ii) by a regulatory body, tax authority or securities exchange, (iii) to make any filing with, or obtain any authorisation from, a regulatory body, tax authority or securities exchange; (iv) to protect the disclosing party’s interest in any legal proceedings; or (v) as permitted under the terms of the subscription and shareholders’ agreement in respect of the Company entered into on or around the date hereof:

(a)
no party shall at any time disclose to any person (other than the relevant party’s professional advisers, consultants, employees or group officers as are reasonably necessary to advise on this Deed (subject to the requirement that the disclosing party procures that the people to whom the information is disclosed keep it confidential as if they were that party)) the terms of this Deed or any trade secret, know how or other confidential information relating to the Seller, the Company or the Buyer, or make any use of such information other than to the extent necessary for the purpose of exercising or performing its rights and obligations under this Deed; and

(b)	no party shall make, or permit any person to make, any public announcement, communication or circular concerning this Deed without the prior written consent of the other parties.

8.	FURTHER ASSURANCE

At their own expense, each Seller shall (and shall use reasonable endeavours to procure that any relevant third party shall) promptly execute and deliver such documents and perform such acts as the Buyer may reasonably require from time to time for the purpose of giving full effect to this Deed.

9.	ASSIGNMENT AND OTHER DEALINGS

9.1
Subject to clause 9.2, no party shall assign, transfer, mortgage, charge, subcontract, delegate, declare a trust of, or deal in any other manner with any or all of its rights and obligations under this Deed.

9.2	Notwithstanding clause 9.1, the Buyer shall be permitted, without the consent of any other party hereto, to:

(a)	assign its rights under this Deed to any of its Permitted Transferees (as such term is defined in the Articles); or

(b)
assign the benefit of, charge or otherwise grant security over the whole or part of any of its rights in this Deed to any bank or financial institution which requires such security for the purpose of such bank or financial institution lending money or making other banking facilities available to the Buyer, by way of security, or any refinancing thereof.

10.	ENTIRE AGREEMENT

10.1
This Deed constitutes the entire agreement between the parties and supersedes and extinguishes all previous and contemporaneous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter.

10.2
Each of the parties acknowledges and agrees that it has not entered into this Deed in reliance on any statement or representation of any person (whether a party to this Deed or not) other than as expressly incorporated in this Deed and the documents referred to or incorporated in this Deed.

10.3
Without limiting the generality of the foregoing, each of the parties irrevocably and unconditionally waives any right or remedy it may have to claim damages and/or to rescind this Deed by reason of any misrepresentation (other than a fraudulent misrepresentation) having been made to it by any person (whether party to this Deed or not) and upon which it has relied in entering into this Deed.

10.4	Nothing contained in this Deed or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud.

11.	VARIATION, WAIVER AND RIGHTS AND REMEDIES

11.1	No variation of this Deed shall be effective unless it is in writing and signed by the parties (or their authorised representatives).

11.2	A waiver of any right or remedy is only effective if given in writing and shall not be deemed a waiver of any subsequent right or remedy.

11.3
A delay or failure to exercise, or the single or partial exercise of, any right or remedy shall not waive that or any other right or remedy, nor shall it prevent or restrict the further exercise of that or any other right or remedy.

11.4	Except as expressly provided in this Deed, the rights and remedies provided under this Deed are in addition to, and not exclusive of, any rights or remedies provided by law.

12.	NOTICES

12.1	A notice given to a party under or in connection with this Deed shall be in writing and shall be:

(a)	delivered by hand or by pre-paid first-class post, courier or other next working day delivery service at its registered office (if a company) or its principal place of business (in any other case); or

(b)	sent by email to the following addresses (or an address substituted in writing by the party to be served):

(i)	Sellers: the relevant email address as provided in Column 3 of Schedule 1,

Buyer: [ ●]

Any notice shall be deemed to have been received:

(c)	if delivered by hand, at the time the notice is left at the proper address;

(d)	if sent by pre-paid first-class post or other next working day delivery service, at 9.00 am the Business Day after posting;

(e)	if sent by courier (or if from any place outside the country where the relevant address is located, by air courier), two (2) Business Days after its delivery to a representative of the courier; or

(f)
if sent by email, at the time of transmission, or, if this time falls outside business hours in the place of receipt, when business hours resume. In this clause 12, “business hours” means 9.00am to 5.00pm Monday to Friday on a day that is not a public holiday in the place of receipt.

12.2	This clause 12 does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.

13.	SEVERANCE

13.1
If any provision or part-provision of this Deed is or becomes invalid, illegal or unenforceable, it shall be deemed deleted, but that shall not affect the validity and enforceability of the rest of this Deed.

13.2
If any provision of this Deed is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

14.	THIRD PARTY RIGHTS

This Deed does not give rise to any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

15.	COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed version of this Deed (in counterparts or otherwise) by electronic transmission in PDF format or otherwise shall be sufficient to bind the parties to the terms and conditions of this Deed and no exchange of originals is necessary.

16.	GOVERNING LAW AND JURISDICTION

16.1
This Deed and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the laws of England.

16.2
Each party irrevocably agrees that the courts of England shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this Deed or its subject matter or formation.

IN WITNESS of which the parties have executed this Deed as a deed and have delivered it upon dating it.

SCHEDULE 1
THE SELLERS

(1)	(2)	(3)
Name	Address	Email
Anne McGinnis	[ ● ]	[ ● ]
Anthony Grenier	[ ● ]	[ ● ]
John Richard Key	[ ● ]	[ ● ]
Mark McGinnis	[ ● ]	[ ● ]
OV BP Limited	[ ● ]	[ ● ]
Shambhala International Limited	[ ● ]	[ ● ]
Cody Shirk Trust	[ ● ]	[ ● ]
Richard Reed	[ ● ]	[ ● ]
Daniel Barnao & Anna Barnao	[ ● ]	[ ● ]
Adam Balon	[ ● ]	[ ● ]
Cannon Clifton	[ ● ]	[ ● ]
Goldman Holdings Ltd	[ ● ]	[ ● ]
Scott Worrich	[ ● ]	[ ● ]
Xan Edward Charles Morgan	[ ● ]	[ ● ]

(1)	(2)	(3)
Beckley Psytech PML SPV 1 LP	[ ● ]	[ ● ]
Tim Haines	[ ● ]	[ ● ]
Lara Tabatznik	[ ● ]	[ ● ]
Seth Tabatznik	[ ● ]	[ ● ]
Sajor Capital Investments LLC	[ ● ]	[ ● ]
Bilton Investments Limited (61354)	[ ● ]	[ ● ]
Pinz Family LLC	[ ● ]	[ ● ]
Ryan Walsh	[ ● ]	[ ● ]
Amanda Feilding	[ ● ]	[ ● ]
Marc Wayne	[ ● ]	[ ● ]
Shlomi Raz	[ ● ]	[ ● ]
Mark Ware	[ ● ]	[ ● ]
Rock Feilding Mellen	[ ● ]	[ ● ]
Chris Schnarr	[ ● ]	[ ● ]

SCHEDULE 2
PROPORTIONS IN WHICH THE SALE SHARES ARE TO BE PURCHASED

[ ● ]

Executed as a deed by	)
ANNE MCGINNIS	)	/s/ Anne McGinnis
in the presence of:	)

Name of witness:	Patrick McGinnis

Signature of witness:	/s/ Patrick McGinnis

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
ANTHONY GRENIER	)	/s/ Anthony Grenier
in the presence of:	)

Name of witness:	Stephanie Legault

Signature of witness:	/s/ Stephanie Legault

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
JOHN RICHARD KEY	)	/s/ John Richard Key
in the presence of:	)

Name of witness:	Lauren Key

Signature of witness:	/s/ Lauren Key

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
MARK MCGINNIS	)	/s/ Mark McGinnis
in the presence of:	)

Name of witness:	Patrick McGinnis

Signature of witness:	/s/ Patrick McGinnis

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
OV BP LIMITED		)	/s/ Abdulaziz Shikh Al Sagha
acting by	Abdulaziz Shikh Al Sagha	)	Director
in the presence of:	)

Name of witness:	Mazen Abu Ghazaleh

Signature of witness:	/s/ Mazen Abu Ghazaleh

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
SHAMBHALA INTERNATIONAL LIMITED	)	/s/ Anthony Field
acting by	Anthony Field	)	Director
in the presence of:	)

Name of witness:	John Edwards

Signature of witness:	/s/ John Edwards

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
CODY SHIRK TRUST	)	/s/ Cody Shirk
acting by	Cody Shirk	)	Authorised Signatory
in the presence of:	)

Name of witness:	Virginia McCarthy

Signature of witness:	/s/ Virginia McCarthy

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
RICHARD REED	)	/s/ Richard Reed
in the presence of:	)

Name of witness:	Nadia Troxler

Signature of witness:	/s/ Nadia Troxler

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
DANIEL BARNAO	)	/s/ Daniel Barnao
in the presence of:	)

Name of witness:	Daniel Freeman

Signature of witness:	/s/ Daniel Freeman

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
ANNA BARNAO	)	/s/ Anna Barnao
in the presence of:	)

Name of witness:	Daniel Freeman

Signature of witness:	/s/ Daniel Freeman

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
ADAM BALON	)	/s/ Adam Balon
in the presence of:	)

Name of witness:	Lucy Paget

Signature of witness:	/s/ Lucy Paget

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
CANNON CLIFTON	)	/s/ Cannon Clifton
in the presence of:	)

Name of witness:	Amy Clifton

Signature of witness:	/s/ Amy Clifton

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
GOLDMAN HOLDINGS LTD	)	/s/ Murray Goldman
acting by	Murray Goldman	)	Authorised Signatory
in the presence of:	)

Name of witness:	Denis Beneteau

Signature of witness:	/s/ Denis Beneteau

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
SCOTT WORRICH	)	/s/ Scott Worrich
in the presence of:	)

Name of witness:	Leigh Ann Worrich

Signature of witness:	/s/ Leigh Ann Worrich

Address:	[●]

Occupation:	[●]

Executed as a deed by	)
XAN EDWARD CHARLES MORGAN	)	/s/ Xan Edward Charles Morgan
in the presence of:	)

Name of witness:	Vivien Morgan

Signature of witness:	/s/ Vivien Morgan

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
BECKLEY PSYTECH PML SPV 1 LP	)	/s/ Taylor Frankel
acting by PRIME MOVERS LAB GP II LLC,	)	Authorized Person
its General Partner	)
acting by	Taylor Frankel	)
in the presence of:	)

Name of witness:	Ryan Walker

Signature of witness:	/s/ Ryan Walker

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
TIM HAINES	)
in the presence of	)	/s/ Tim Haines

Signature of witness:	/s/ Marie-Claire Haines

Name:	Marie-Claire Haines

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
LARA TABATZNIK	)
in the presence of:	)	/s/ Lara Tabatznik

Signature of witness:	/s/ John Tsafos

Name:	John Tsafos

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
SETH TABATZNIK	)
in the presence of:	)	/s/ Seth Tabatznik

Signature of witness:	/s/ Renata Minerbo Strengerowski

Name:	Renata Minerbo Strengerowski

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
SAJOR CAPITAL INVESTMENTS LLC	)	/s/ Freg Seguritan
acting by	Freg Seguritan	)	Authorised Signatory
in the presence of:	)

Name of witness:	Demi Seguritan

Signature of witness:	/s/ Demi Seguritan

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
BILTON INVESTMENTS LIMITED (61354))		/s/ Tom Zierer
acting by Praxis Directors One Limited
acting by	Tom Zierer	)
in the presence of:	)	Authorised Signatory

Name of witness:	Craig Platt

Signature of witness:	/s/ Craig Platt

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
PINZ FAMILY LLC	)	/s/ Matthew Pinz
acting by	Matthew Pinz	)	Authorised Signatory
in the presence of:	)

Name of witness:	Edson Barton

Signature of witness:	/s/ Edson Barton

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
RYAN WALSH	)
in the presence of:	)	/s/ Ryan Walsh

Signature of witness:	/s/ Josh Gottlieb

Name:	Josh Gottlieb

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
AMANDA FEILDING	)
in the presence of:	)	/s/ Amanda Feilding

Signature of witness:	/s/ Vivian Kear

Name:	Vivian Kear

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
MARC WAYNE	)
in the presence of:	)	/s/ Marc Wayne

Signature of witness:	/s/ Julie Coleman

Name	Julie Coleman

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
SHLOMI RAZ	)	/s/ Shlomi Raz
in the presence of:	)

Signature of witness:	/s/ Judit Major

Name:	Judit Major

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
MARK WARE	)	/s/ Mark Ware
in the presence of:	)

Signature of witness:	/s/ Susan Smith

Name:	Susan Smith

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
ROCK FEILDING MELLEN	)
in the presence of:	)	/s/ Rock Feilding Mellen

Signature of witness:	/s/ Luciana Fondaras

Name:	Luciana Fondaras

Address:	[●]

Occupation:	[●]

Signed as a deed by	)
CHRIS SCHNARR	)	/s/ Chris Schnarr
in the presence of:	)

Signature of witness:	/s/ Kate Crawford

Name:	Kate Crawford

Address:	[●]

Occupation:	[●]

Executed as a deed for and on behalf of	)
ATAI LIFE SCIENCES N.V.	)	/s/ Florian Brand
acting by Florian Brand	)	Director/Duly Authorised Signatory
in the presence of:	)

Name of witness:	Ryan Barrett

Signature of witness:	/s/ Ryan Barrett

Address:	[●]

Occupation:	[●]